MEMORANDUM
January 20, 2006
     This Memorandum, together with Amendment No. 1 to the Form S-3 (Commission File No. 333-130579) (the “Form S-3”) filed by Wheeling-Pittsburgh Corporation (the “Company”), sets forth the responses of the Company to the comments of the Staff of the Securities and Exchange Commission communicated by letter dated January 13, 2006 with respect to the Form S-3.
Front Cover Page of Registration Statement
COMMENT NO. 1:
     We note that each share of common stock you register will include a preferred share purchase right. These rights must be registered separately. Please revise accordingly.
RESPONSE:
     We have revised the front cover page of the Form S-3 in accordance with the Staff’s comment.
Risk Factors, page 5
We may not be able to comply with our financial covenants . . ., page 5
COMMENT NO. 2:
     We note the disclosure in the second paragraph regarding your uncertainty as to whether you will be in compliance with your financial covenants for the periods ending after September 30, 2005. Please revise to update your disclosure, including whether you were in compliance for the quarter ended December 31, 2005.
RESPONSE:
     The Company is in the process of finalizing its financial results for the quarter and year ended December 31, 2005. Following the completion of this process, the Company’s independent public accountants, PricewaterhouseCoopers (“PwC”) will finish its review and issue its audit opinion. PwC’s audit review historically has been completed immediately prior to the due date for the Company’s Annual Report on Form 10-K. The Company currently expects to file its 10-K on or before March 16, 2006. Accordingly, the Company is not able to determine its compliance with its financial covenants at the present time. The Company will include a disclosure about its financial covenant compliance in the 10-K. The Company is diligently pursuing a solution to the covenant issue, and if the covenant issue is resolved favorably, or in the event the Company determines it is in default under the financial covenants, a Current Report on Form 8-K will be filed describing the resolution, or, alternatively, the default. The 10-K or 8-K would then be incorporated by reference into the Form S-3. The Company also will include a statement in a prospectus supplement to be used after the effectiveness of the Form S-3 as to its then-current belief about financial covenant compliance, including specific reference as to financial covenant compliance with respect to fourth quarter 2005, whether or not the 10-K or an 8-K has been filed.
Exhibit 5.1
COMMENT NO. 3:
     Please have counsel revise its legal opinion to opine that each preferred share purchase rights is a legal, binding obligation of your company and enforceable against your company.
RESPONSE:
     Our counsel has revised its legal opinion in accordance with the Staff’s comment and filed the revised legal opinion as Exhibit 5.1 with Amendment No. 1 to the Form S-3.

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